UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
November 22, 2005
US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)

Delaware	54-1194634
(State of Incorporation of the Registrant)	(I.R.S. Employer Identification No.)
US Airways Group, Inc.
111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01 Other Events
US Airways Group, Inc. is filing updated unaudited pro forma condensed combined statements of operations for the year ended December 31, 2004 and nine months ended September 30, 2005. The unaudited pro forma condensed combined statements of operations are based on the historical consolidated financial statements of US Airways Group, Inc. and on the historical consolidated financial statements of America West Holdings Corporation, included in US Airways Group, Inc.’s and America West Holdings Corporation’s respective Annual Reports on Form 10-K for the year ended December 31, 2004 and US Airways Group, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005, giving effect to the merger with America West Holdings Corporation, which occurred on September 27, 2005, and other transactions that were effective upon completion of the merger. The unaudited pro forma condensed combined statements of operations give effect to the merger as if it had occurred on January 1, 2004. The unaudited pro forma condensed combined statements of operations are attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(b) Pro forma financial information.
Included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference are unaudited pro forma condensed combined statements of operations of US Airways Group, Inc. for the year ended December 31, 2004 and nine months ended September 30, 2005, giving effect to the merger transaction between US Airways Group, Inc. and America West Holdings Corporation as if it had occurred on January 1, 2004.
(c) Exhibits.

Exhibit No.		Description
99.1	–	Unaudited pro forma condensed combined statements of operations of US Airways Group, Inc. for the year ended December 31, 2004 and nine months ended September 30, 2005
FORWARD-LOOKING STATEMENTS
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group (the “Company”), expected fuel costs, the revenue and pricing environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the combined companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and

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financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the Company to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the companies’ reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the filings of the Company with the SEC, including the Company’s Registration Statement on Form S-1 (File No. 333-126226) and Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which are available at www.usairways.com.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc. (REGISTRANT)

Date: November 22, 2005	By:	/s/James E. Walsh III

James E. Walsh III
Senior Vice President and General Counsel

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